MEPCO SALE	12 Months Ended
Dec. 31, 2018
MEPCO SALE [Abstract]
MEPCO SALE
NOTE 27 – MEPCO SALE

On December 30, 2016, Mepco executed an Asset Purchase Agreement (the “APA”) with Seabury Asset Management LLC (“Seabury”). Pursuant to the terms of the APA, we sold our payment plan processing business, payment plan receivables, and certain other assets to Seabury, who also assumed certain liabilities of Mepco.

This transaction closed on May 18, 2017, with an effective date of May 1, 2017. As a result of the closing, Mepco sold $33.1 million of net payment plan receivables, $0.5 million of commercial loans, $0.2 million of furniture and equipment and $1.6 million of other assets to Seabury, who also assumed $2.0 million of specified liabilities. We received cash totaling $33.4 million and recorded no gain or loss in 2017 as the assets were sold and the liabilities were assumed at book value.